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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 1998


                             R&B FALCON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                DELAWARE                                  1-13729                               76-0544217
            (STATE OR OTHER                             (COMMISSION                          (I.R.S. EMPLOYER
             JURISDICTION OF                            FILE NUMBER)                        IDENTIFICATION NO.)
             INCORPORATION)



                      901 THREADNEEDLE, HOUSTON, TX 77079
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (281) 496-5000

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Item 7. Financial Statements and Exhibits

       (c)  Exhibits

                  Exhibit 99   -     Press Release dated December 21, 1998 -
                                     R&B Falcon Corporation announces
                                     development on JACK BATES contract.


                                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                               R&B FALCON CORPORATION



                                               By    /s/ Leighton E. Moss
                                                  ------------------------------
                                                  Leighton E. Moss
                                                  Senior Vice President



Dated: December 21, 1998

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                                 EXHIBIT INDEX

Exhibits
--------

   Exhibit 99   -     Press Release dated December 21, 1998 - R&B Falcon
                      Corporation announces development on JACK BATES contract.